SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 January 9, 1998


                                    HSN, INC.
                (Exact name of registrant as specified in charter)



                                     Delaware
                           (State or other jurisdiction
                                of incorporation)


               0-20570                            59-2712887
         (Commission File No.)         (IRS employer identification no.)


               152 West 57th Street, New York, NY              10019
            (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:
                                  (212) 247-5810







         ITEM 5.   OTHER EVENTS.

              On January 9, 1997, the Board of Directors of HSN, Inc. (the "Company") adopted Amended and Restated By-Laws of the Company attached hereto as Exhibit 3.1.



         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                   (c)  Exhibits.

                        3.1  Amended and Restated By-Laws of HSN, Inc.







              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HSN, INC.



                                       By: /s/ James G. Gallagher
                                       Name:   James G. Gallagher
                                       Title:  Vice President,
                                               General Counsel and
                                               Corporate Secretary





         Date:  January 16, 1998







                                  EXHIBIT INDEX



         Exhibit
           No.                            Description



         3.1                 Amended and Restated By-Laws of HSN, Inc.